FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): March 21, 2006

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                  88-0292161
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

        9050 Pines Blvd., Suite 110, Pembroke Pines, FL            33024
          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 954-241-0590


            Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

Sir Christopher Meyer has resigned as a director of GlobeTel Communications Corp. Ambassador Meyer had no disputes with the Company.

Item 7.01

The Company disseminated a press release announcing the resignation of Sir Christopher Meyer from the Board of Directors and the election of J. Randolph Dumas as Chairman of the Board of Directors on March 23, 2006.

Exhibits.

  99.1         Press Release dated March 23, 2006

                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GlobeTel Communications Corp.

Dated: March 24, 2006                    By: /s/ Timothy M. Huff
                                             --------------------------
                                             Timothy M. Huff
                                             Chief Executive Officer